Finance Costs	12 Months Ended
Jun. 30, 2020
Analysis of income and expense [abstract]
Finance Costs
FINANCE COSTS

ACCOUNTING POLICY

Borrowing costs are capitalised to the extent that they are directly attributable to the acquisition and construction of qualifying assets. Qualifying assets are assets that take a substantial time to get ready for their intended use. These costs are capitalised until the asset moves into the production phase. Other borrowing costs are expensed. The foreign exchange translation loss is included in the borrowing cost calculation to the extent that it is considered to be a part of interest.

	SA Rand
Figures in million	2020	2019	2018

Financial liabilities

Borrowings	424	402	227
Other creditors and liabilities	9	2	1

Total finance costs from financial liabilities	433	404	228

Non-financial liabilities

Post-retirement benefits	19	17	18
Time value of money component of silicosis settlement provision	69	79	76
Time value of money and inflation component of rehabilitation costs	194	208	191

Total finance costs from non-financial liabilities	282	304	285
Total finance costs before interest capitalised	715	708	513
Interest capitalised (a)	(54)	(133)	(183)

Total finance costs	661	575	330

9	FINANCE COSTS continued

(a)	The capitalisation rate used to determine capitalised borrowing costs is:

	2020	2019	2018

Capitalisation rate	9.4%	10.4%	10.5%

The decrease in the borrowing costs capitalised in 2020 is due to Joel's decline project reaching commercial levels of production as well as the cessation of capitalising borrowing costs for Wafi-Golpu. For Joel, the capitalisation of borrowing costs ceased and depreciation commenced as of 1 January 2020. Refer to note 13 for further detail.